UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08076

Exact name of registrant as specified in charter:	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (ABE)

Annual Report

October 31, 2015

TAXI
Aberdeen

Aberdeen

Simply asset management.

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ABE-ANNUAL

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) for the twelve-month period ended October 31, 2015. The Fund’s principal investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this investment objective by investing primarily in equity securities of emerging market smaller company issuers.

The Fund’s ticker symbol changed from ETF to ABE effective the close of trading on July 31, 2015.

Total Return Performance

For the fiscal year ended October 31, 2015, the total return to shareholders of the Fund based on the net asset value (“NAV”), net of fees, of the Fund was -14.2%, assuming reinvestment of dividends and distributions, versus a return of -8.3% for the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index.1 The Fund’s total return for the fiscal year ended October 31, 2015 and per annum since inception is based on the reported NAV on each financial reporting period end.

Share Price and NAV

For the fiscal year ended October 31, 2015, based on market price, the Fund’s total return was -17.1%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased 18.4% over the twelve months, from $14.15 on October 31, 2014 to $11.55 on October 31, 2015. The Fund’s share price on October 31, 2015 represented a discount of 12.9% to the NAV per share of $13.26 on that date, compared with a discount of 9.8% to the NAV per share of $15.69 on October 31, 2014.

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at certain discounts to the NAV and management believes such repurchases may enhance shareholder value. During the fiscal year ended October 31, 2015, the Fund repurchased and retired 29,970 shares. During the fiscal year ended October 31, 2014, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial adviser or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, I invite you to visit the Fund on the web at www.aberdeenabe.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

Enroll in our email services and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager

1

The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of the small-cap segment of global emerging markets. As of October 31, 2015, the MSCI Emerging Markets Small Cap Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

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Contact Us

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Yours sincerely,

Christian Pittard
President

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

All amounts are in U.S. Dollars unless otherwise stated.

2	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Report of the Investment Adviser (unaudited)

Market review

Shares of smaller companies in emerging stock markets, as measured by the MSCI Emerging Markets Small Cap Index (MSCI EM Small Cap Index), fell over the 12-month period ended October 31, 2015, but outperformed their larger counterparts, as represented by the MSCI EM Index. Equities were relatively resilient early on, even staging a rally in the first quarter of 2015 on the back of a wave of global monetary easing. Nonetheless, investors were subsequently spooked by a raft of negative catalysts, including plummeting commodity prices, political uncertainty, Greece’s protracted financial crisis and renewed concerns over the severity of China’s economic slowdown. The U.S. Federal Reserve’s mixed signals on interest rates added to uncertainty. However, emerging markets benefited from a revival in risk appetites toward the end of the period, buoyed by prospects for continued monetary stimulus in Europe and China. But it was too little, too late to recoup losses from the earlier market rout.

Fund performance review

The Fund’s overweight position in Brazil relative to the benchmark hindered Fund performance over the reporting period. Smaller companies came under particular pressure from the country’s deepening economic malaise, with holdings Arezzo, Iguatemi and Totvs among those that sold off. Meanwhile, the deteriorating real exacerbated the underperformance in U.S. dollar terms. The underweights to both Korea and China also detracted from Fund performance. Korea was one of the few index constituents to buck the downtrend, supported by its relatively low volatility and solid current accounts, with local investors favoring the small-cap end of the market. China’s small-cap index climbed substantially higher on hopes of further economic stimulus; however, it fell sharply toward the end of the review period amid intense volatility in Chinese equities.

Elsewhere, the overweight position in Indonesia relative to the benchmark detracted from Fund performance, as the slowing economy, weak commodity exports and ongoing political issues sapped investor confidence. Holdings Petra Foods, Bank Permata and cement-producer Holcim Indonesia came under particular pressure.

Conversely, the Fund’s non-benchmark exposure to Belarus, via IT software company EPAM, was a key contributor to performance. EPAM benefited from consistently robust results and a healthy earnings outlook. Stock selection in South Africa was another bright spot; retail holdings Spar Group and Clicks Group were buoyed by good earnings. Elsewhere, Mexican airport operator OMA’s results and increased traffic flow were also well-received, while Indian fast-moving consumer goods producer Godrej Consumer Products rallied on the back of improving sales and margins. Meanwhile, Polish convenience store operator Eurocash benefited from better cash-generation, plus expectations of easing deflationary pressures.

Regarding Fund activity over the period, we initiated a holding in Egypt-based Juhayna Food Industries, which we believe has a good market position, robust distribution network and leading brands in packaged milk, juices and yogurts. We also initiated positions in Nigeria’s Bank Zenith and Indonesian home-improvement chain Ace Hardware due to their attractive valuations. In addition, we participated in the rights issue* for DGB Financial. At the same time, we exited the positions in Turk Ekonomi Bank following the tender offer by BNP Paribas and its subsequent de-listing from Turkey’s Borsa Istanbul stock exchange, as well as apparel-maker Cia Hering on our quality concerns and our view that there are better opportunities elsewhere.

Outlook

The recent stock-market rally may have brought some relief to investors after a punishing year, but emerging-market equities still face several headwinds. The possibility of a U.S. interest-rate rise in the near future will continue to weigh on sentiment, in our view. Developing economies will also have to adjust to a slowdown in trade and investment flows, as global economic growth decelerates. On a brighter note, emerging market sovereign balance sheets are generally in better shape than they were during the “taper tantrum” of 2013, which we believe puts them in a better position to cope with higher U.S. interest rates. While the Fund may be vulnerable to stock-market turbulence, our view is that markets ultimately reward well-run companies. Despite the uncertainty and challenging operating environment, we have been encouraged by our holdings’ results, which have largely remained resilient.

Aberdeen Asset Managers Limited

*                        An issue of rights to a company’s existing shareholders entitling them to buy additional shares directly from the company in proportion to their existing holdings within a fixed time period.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	3

Total Investment Return (unaudited)

October 31, 2015

The following table summarizes average annual Fund performance compared to the MSCI EM Small Cap Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2015.(1)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-14.2%	-4.4%	0.1%	5.7%
Market Value	-17.1%	-5.4%	-0.8%	5.9%
MSCI EM Small Cap Index	-8.3%	1.6%	-1.8%	n/a(2)

Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees without which performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the next annual consideration of the advisory agreement. Aberdeen Asset Management Inc. has entered into an agreement with the Fund to limit investor relation services fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on October 31, 2015. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenabe.com or by calling 800-522-5465.

The net operating expense ratio, excluding fee waivers, based on the fiscal year ended October 31, 2015 was 1.57%. The net operating expense ratio, net of fee waivers, based on the fiscal year ended October 31, 2015 was 1.52%.

(1)  Effective March 15, 2013, the Fund’s investment strategy changed from an infrastructure focus to a global emerging markets smaller company issuer focus. In connection with the strategy change, the Fund’s benchmark changed from the MSCI Emerging Markets Infrastructure Index to the MSCI EM Small Cap Index. The Fund’s performance information for periods that include performance prior to March 15, 2013, such as three-, five- and ten-year performance information, includes periods when the Fund was managed with an infrastructure focus. In light of this, a comparison of that performance to the MSCI EM Small Cap Index may not provide useful information to investors evaluating older Fund performance.

(2)  There is no 10-year figure for the MSCI EM Small Cap Index because the inception date of the index is June 1, 2007.

4	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio Summary

The following table summarizes the composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of October 31, 2015.

Region	As a Percentage of Net Assets
Asia	47.0%
Latin America	14.3%
Africa	12.2%
Europe	11.6%
North America	6.5%
Middle East	6.1%
Global	0.8%
Other Assets and Liabilities	1.5%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 subindustries. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS Sectors, are comprised of several industries. As of October 31, 2015, the Fund held 98.4% of its net assets in equities, 1.5% in a short-term investment and 0.1% in other assets in excess of liabilities.

Asset Allocation	As a Percentage of Net Assets
Financials	21.4%
Consumer Staples	19.2%
Industrials	15.2%
Consumer Discretionary	14.1%
Materials	11.8%
Information Technology	9.0%
Health Care	6.1%
Private Equity	1.6%
Short-Term Investment	1.5%
Other assets in excess of liabilities	0.1%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of October 31, 2015:

Name of Security	As a Percentage of Net Assets
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	3.6%
Godrej Consumer Products Ltd.	3.1%
Parque Arauco SA	2.9%
EPAM Systems, Inc.	2.8%
AKR Corporindo Tbk PT	2.5%
Kansai Nerolac Paints Ltd.	2.5%
Eurocash SA	2.4%
Jollibee Foods Corp.	2.4%
BRD-Groupe Societe Generale	2.4%
Cimsa Cimento Sanayi VE Ticaret A.S.	2.1%

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	5

Portfolio of Investments

As of October 31, 2015

Shares	Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING MARKET COUNTRIES—95.6%
COMMON STOCKS—94.0%
BRAZIL—9.9%
COMMERCIAL SERVICES & SUPPLIES—1.0%
106,852	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	$1,213,273
HEALTH CARE PROVIDERS & SERVICES—1.4%
697,000	OdontoPrev SA	1,785,627
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.0%
254,485	Iguatemi Empresa de Shopping Centers SA	1,406,859
111,731	Multiplan Empreendimentos Imobiliarios SA	1,218,841
		2,625,700
ROAD & RAIL—1.3%
243,450	Localiza Rent a Car SA	1,641,286
SOFTWARE—1.2%
177,000	Totvs SA	1,568,264
TEXTILES, APPAREL & LUXURY GOODS—1.7%
411,413	Arezzo Industria e Comercio SA	2,240,260
TRANSPORTATION INFRASTRUCTURE—1.3%
201,000	Wilson Sons Ltd., BDR	1,719,931
		12,794,341
CHILE—3.8%
INFORMATION TECHNOLOGY SERVICES—0.9%
745,000	Sonda SA	1,198,916
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.9%
2,192,849	Parque Arauco SA	3,672,558
		4,871,474
CHINA—2.4%
CHEMICALS—0.9%
2,704,000	Yingde Gases Group Co. Ltd.(a)	1,201,588
HEALTH CARE—0.3%
196,000	Tong Ren Tang Technologies Co. Ltd., H Shares(a)	306,647
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.2%
2,130,000	Yanlord Land Group Ltd.(a)	1,586,768
		3,095,003
EGYPT—2.1%
FOOD PRODUCTS—2.1%
57,624	Edita Food Industries SAE(b)	1,094,856
1,687,692	Juhayna Food Industries	1,614,121
		2,708,977

6	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2015

Shares	Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING MARKET COUNTRIES (continued)
COMMON STOCKS (continued)
HONG KONG—5.8%
BANKS—1.5%
1,000,000	Dah Sing Banking Group Ltd.(a)	$1,894,978
HOTELS, RESTAURANTS & LEISURE—1.0%
400,000	Cafe de Coral Holdings Ltd.(a)	1,352,969
MARINE—0.7%
3,300,000	Pacific Basin Shipping Ltd.(a)	967,634
SPECIALTY RETAIL—0.9%
2,156,000	Giordano International Ltd.(a)	1,165,229
TEXTILES, APPAREL & LUXURY GOODS—0.8%
1,090,000	Texwinca Holdings Ltd.(a)	1,055,147
TRANSPORTATION INFRASTRUCTURE—0.9%
136,000	Hong Kong Aircraft Engineering Co. Ltd.(a)	1,104,397
		7,540,354
INDIA—13.5%
CHEMICALS—3.8%
235,000	Castrol (India) Ltd.(a)	1,660,367
850,000	Kansai Nerolac Paints Ltd.(a)	3,252,107
		4,912,474
CONSTRUCTION MATERIALS—1.9%
440,000	Ramco Cements Ltd. (The)(a)	2,476,446
INFORMATION TECHNOLOGY SERVICES—1.5%
263,074	MphasiS Ltd.	1,898,223
PERSONAL PRODUCTS—3.1%
204,372	Godrej Consumer Products Ltd.(a)	3,940,540
PHARMACEUTICALS—1.5%
134,500	Piramal Enterprises Ltd.	1,932,749
ROAD & RAIL—1.7%
109,000	Container Corp. of India(a)	2,208,809
		17,369,241
INDONESIA—7.3%
BANKS—1.0%
15,300,000	Bank Permata Tbk PT(a)	1,228,430
CONSTRUCTION MATERIALS—1.0%
16,427,000	Holcim Indonesia Tbk PT(a)	1,255,782
FOOD PRODUCTS—1.7%
1,280,000	Petra Foods Ltd.	2,211,150
SPECIALTY RETAIL—1.1%
30,000,000	Ace Hardware Indonesia Tbk PT(a)	1,460,450

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	7

Portfolio of Investments (continued)

As of October 31, 2015

Shares	Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING MARKET COUNTRIES (continued)
COMMON STOCKS (continued)
INDONESIA—7.3% (continued)
TRADING COMPANIES & DISTRIBUTORS—2.5%
7,665,500	AKR Corporindo Tbk PT(a)	$3,292,413
		9,448,225
JORDAN—1.5%
PHARMACEUTICALS—1.5%
59,806	Hikma Pharmaceuticals PLC(a)	1,992,864
KENYA—1.6%
BEVERAGES—1.6%
753,800	East African Breweries Ltd.(a)	2,028,629
LEBANON—0.7%
BANKS—0.7%
95,000	BLOM Bank SAL, GDR	912,000
MALAYSIA—5.7%
AUTOMOBILES—0.8%
640,200	Oriental Holdings Bhd	1,046,137
BEVERAGES—0.8%
300,000	Guinness Anchor Bhd(a)	997,585
FOOD PRODUCTS—1.1%
240,000	United Plantations Bhd	1,480,447
MULTILINE RETAIL—1.9%
3,737,900	Aeon Co. (M) Bhd(a)	2,464,007
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.1%
1,790,413	SP Setia Bhd	1,375,317
		7,363,493
MEXICO—3.6%
TRANSPORTATION INFRASTRUCTURE—3.6%
113,997	Grupo Aeroportuario del Centro Norte SAB de CV, ADR(b)	4,688,697
NETHERLANDS—1.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.3%
45,000	ASM International NV(a)	1,716,630
NIGERIA—2.4%
BANKS—1.3%
19,437,011	Zenith Bank PLC(a)	1,709,184
BEVERAGES—1.1%
2,125,000	Guinness Nigeria PLC	1,322,400
		3,031,584
OMAN—1.1%
BANKS—1.1%
250,100	Bank Muscat SAOG, GDR(a)	1,398,059

8	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2015

Shares	Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING MARKET COUNTRIES (continued)
COMMON STOCKS (continued)
PERU—0.6%
CONSTRUCTION & ENGINEERING—0.6%
195,354	Grana y Montero SA, ADR	$802,905
PHILIPPINES—2.4%
HOTELS, RESTAURANTS & LEISURE—2.4%
705,660	Jollibee Foods Corp.(a)	3,098,335
POLAND—2.4%
FOOD & STAPLES RETAILING—2.4%
233,898	Eurocash SA(a)	3,156,459
REPUBLIC OF SOUTH KOREA—3.0%
BANKS—2.0%
214,283	BNK Financial Group, Inc.(a)	2,623,638
MULTILINE RETAIL—1.0%
6,000	Shinsegae Co. Ltd.(a)	1,220,842
		3,844,480
ROMANIA—2.4%
BANKS—2.4%
1,045,000	BRD-Groupe Societe Generale(a)(b)	3,032,047
RUSSIA—1.4%
BEVERAGES—0.9%
133,150	Synergy Co.(b)	1,104,413
FOOD & STAPLES RETAILING—0.5%
336,532	O’Key Group SA, GDR	706,717
		1,811,130
SOUTH AFRICA—8.2%
CHEMICALS—1.1%
1,303,000	African Oxygen Ltd.	1,431,144
DIVERSIFIED FINANCIAL SERVICES—1.5%
201,059	JSE Ltd.(a)	1,936,867
FOOD & STAPLES RETAILING—3.9%
351,900	Clicks Group Ltd.(a)	2,566,710
172,735	SPAR Group Ltd.(a)	2,479,504
		5,046,214
HOTELS, RESTAURANTS & LEISURE—1.7%
196,384	City Lodge Hotels Ltd.	2,121,498
		10,535,723
SRI LANKA—1.6%
INDUSTRIAL CONGLOMERATES—1.6%
1,667,801	John Keells Holdings PLC(a)	2,071,010

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	9

Portfolio of Investments (continued)

As of October 31, 2015

Shares		Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING MARKET COUNTRIES (continued)
COMMON STOCKS (continued)
THAILAND—5.5%
CONSTRUCTION MATERIALS—1.0%
134,000		Siam City Cement PCL, Foreign Shares(a)	$1,272,025
ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS—1.3%
1,679,000		Hana Microelectronics PCL, Foreign Shares(a)	1,627,629
HEALTH CARE PROVIDERS & SERVICES—1.4%
302,000		Bumrungrad Hospital PCL, Foreign Shares(a)	1,831,667
MEDIA—0.8%
1,200,100		BEC World PCL, Foreign Shares(a)	1,061,490
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.0%
1,020,000		Central Pattana PCL, Foreign Shares(a)	1,317,942
			7,110,753
TURKEY—3.8%
CONSTRUCTION MATERIALS—2.1%
501,702		Cimsa Cimento Sanayi VE Ticaret A.S.(a)	2,732,407
INSURANCE—1.7%
1,982,000		Aksigorta AS(a)	1,262,244
170,818		AvivaSA Emeklilik ve Hayat AS	928,677
			2,190,921
			4,923,328
			121,345,741
PRIVATE EQUITY—1.6%
GLOBAL—0.9%
7,248,829	(c)	Emerging Markets Ventures I, L.P.(a)(b)(d)(e)(f)(g)	184,193
2,400,000	(c)	Telesoft Partners II QP, L.P.(a)(b)(e)(f)(h)	993,096
			1,177,289
ISRAEL—0.7%
1,674,587	(c)	BPA Israel Ventures, LLC(a)(b)(d)(e)(f)(g)	225,383
2,000,000	(c)	Concord Fund I Liquidating Main Trust(a)(b)(e)(f)(g)	78,020
2,750,000	(c)	Giza GE Venture Fund III, L.P.(a)(b)(e)(f)(g)	168,575
761,184	(c)	Neurone Ventures II, L.P.(a)(b)(e)(f)(h)	426,430
$32,574	(c)	Vidyo, Inc. Trust A (Preferred)(a)(b)(e)(f)(h)(i)	–
15,531	(c)	Vidyo, Inc. Trust B (Preferred)(a)(b)(e)(f)(h)(i)	–
13,219	(c)	Vidyo, Inc. Trust B1 (Preferred)(a)(b)(e)(f)(h)(i)	–
6,864	(c)	Vidyo, Inc. Trust C (Preferred)(a)(b)(e)(f)(h)(i)	–
4,150	(c)	Vidyo, Inc. Trust C1 (Preferred)(a)(b)(e)(f)(h)(i)	–
1,802	(c)	Vidyo, Inc. Trust Common(a)(b)(e)(f)(h)(i)	–
2,713	(c)	Vidyo, Inc. Trust D (Preferred)(a)(b)(e)(f)(h)(i)	–
1,368	(c)	Vidyo, Inc. Trust Warrants(a)(b)(e)(f)(h)(i)	–
			898,408
			2,075,697

10	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2015

Shares		Description	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING MARKET COUNTRIES (continued)
WARRANTS—0.0%
SRI LANKA—0.0%
INDUSTRIAL CONGLOMERATES—0.0%
92,603		John Keells Holdings PLC, expires 11/11/16(b)	$22,575
92,603		John Keells Holdings PLC, expires 11/12/15(b)	9,142
			31,717
		Total Long-Term Equity Securities in Emerging Market Countries—95.6% (cost $163,420,318)	123,453,155
LONG-TERM EQUITY SECURITIES IN DEVELOPED MARKET COUNTRIES—2.8%
COMMON STOCK—2.8%
UNITED STATES—2.8%
INFORMATION TECHNOLOGY SERVICES—2.8%
45,962		EPAM Systems, Inc.(b)	3,555,161
			3,555,161
PRIVATE EQUITY—0.0%
UNITED STATES—0.0%
1,952,000	(c)	Technology Crossover Ventures IV, L.P.(a)(b)(d)(e)(f)(g)	1,971
			1,971
		Total Long-Term Equity Securities in Developed Market Countries—2.8% (cost $1,966,358)	3,557,132
SHORT-TERM INVESTMENT—1.5%
$1,907,000		Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 10/30/2015, due 11/02/2015 repurchase price $1,907,000, collateralized by U.S. Treasury Note, maturing 02/15/2025; total market value of $1,945,300	1,907,000
		Total Short-Term Investment—1.5% (cost $1,907,000)	1,907,000
		Total Investments—99.9% (cost $167,293,676)(j)	128,917,287
		Other Assets in Excess of Liabilities—0.1%	183,370
		Net Assets—100.0%	$129,100,657

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Represents contributed capital.
(d)	As of October 31, 2015, the aggregate amount of open commitments for the Fund is $1,524,584.
(e)	Illiquid security.
(f)	Restricted security, not readily marketable. See Note (6) of the accompanying Notes to Financial Statements.
(g)	In liquidation.
(h)	Active investments.
(i)	Vidyo, Inc. Trust was a spinoff from SVE Star Ventures IX. See Note (6) of the accompanying Notes to Financial Statements.
(j)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
GDR	Global Depositary Receipt

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	11

Statement of Assets and Liabilities

As of October 31, 2015

Assets

Investments, at value (cost $165,386,676)	$ 127,010,287
Repurchase agreement, at value (cost $1,907,000)	1,907,000
Foreign currency, at value (cost $313,109)	290,026
Cash	607
Receivable for investments sold	177,604
Dividends receivable	115,971
Prepaid expenses	27,627
Total assets	129,529,122

Liabilities
Payable for investments purchased	190,267
Investment advisory fees payable (Note 3)	111,328
Director fees payable	13,914
Administration fee payable (Note 3)	8,733
Investor relations fees payable (Note 3)	6,409
Accrued expenses	97,814
Total liabilities	428,465

Net Assets	$ 129,100,657

Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 9,735
Paid-in capital in excess of par	164,015,705
Accumulated net investment income	466,142
Accumulated net realized gain from investment and foreign currency transactions	3,011,114
Net unrealized/(depreciation) on investments and other assets and liabilities denominated in foreign currencies	(38,402,039)
Net Assets	$ 129,100,657
Net asset value per share based on 9,734,762 shares issued and outstanding	$ 13.26

See Notes to Financial Statements.

12	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Statement of Operations

For the Fiscal Year Ended October 31, 2015

Net Investment Income

Income
Dividend and other income (net of foreign withholding taxes of $250,573)	$ 3,255,942
Total Investment Income	3,255,942

Expenses
Investment advisory fee (Note 3)	1,524,530
Directors’ fees	156,581
Custodian’s fees and expenses	113,229
Administration fee (Note 3)	112,417
Investor relations fees and expenses (Note 3)	66,752
Independent auditors’ fees and expenses	56,462
Reports to shareholders and proxy solicitation	48,235
Insurance expense	39,630
Legal fees and expenses	30,540
Transfer agent’s fees and expenses	27,838
Miscellaneous	25,294
Total expenses	2,201,508
Less: Fee waivers (Note 3)	(62,201)
Net expenses	2,139,307

Net Investment Income	1,116,635
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions(a)	487,533
Foreign currency transactions	(177,335)
310,198
Net change in unrealized appreciation/(depreciation) on:
Investments	(23,147,058)
Foreign currency translation	752
(23,146,306)
Net realized and unrealized loss from investments	(22,836,108)
Net Decrease in Net Assets Resulting from Operations	$ (21,719,473)

(a) Includes realized gain portion of distributions from underlying private equity investments of $46,096.

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	13

Statements of Changes in Net Assets

	For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2014

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$ 1,116,635	$ 1,695,337
Net realized gain/(loss) from investment and foreign currency related transactions	310,198	(5,033,111)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(23,146,306)	(700,661)
Net decrease in net assets resulting from operations	(21,719,473)	(4,038,435)

Distributions to Shareholders from:
Net investment income	(2,029,014)	(2,854,581)
Net realized gains	–	(46,909,496)
Net decrease in net assets from distributions	(2,029,014)	(49,764,077)

Common Stock Transactions:
Issuance of 0 and 1,518,067 shares, respectively, due to stock distribution (Note 5)	–	19,871,497
Repurchase of common stock from open market repurchase program of 29,970 and 0 shares, respectively (Note 7)	(366,470)	–
Change in net assets from capital transactions	(366,470)	19,871,497
Change in net assets resulting from operations	(24,114,957)	(33,931,015)

Net Assets:
Beginning of year	153,215,614	187,146,629
End of year (including accumulated net investment income of $466,142 and $1,605,401, respectively)	$129,100,657	$153,215,614

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

14	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended October 31,
	2015	2014	2013	2012	2011

PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of year	$15.69	$22.69	$22.95	$20.02	$20.86
Net investment income	0.11	0.18	0.23	0.42	0.41
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	(2.34)	(0.93)	(0.10)	2.85	(0.72)
Total from investment operations applicable to common shareholders	(2.23)	(0.75)	0.13	3.27	(0.31)
Distributions to common shareholders from:
Net investment income	(0.21)	(0.30)	(0.39)	(0.34)	(0.53)
Net realized gains	–	(5.73)	–	–	–
Total distributions	(0.21)	(6.03)	(0.39)	(0.34)	(0.53)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	–	(0.22)	–	–	–
Impact due to open market repurchase program (Note 7)	0.01	–	–	–	–
Total capital share transactions	0.01	(0.22)	–	–	–
Net asset value per common share, end of year	$13.26	$15.69	$22.69	$22.95	$20.02
Market value, end of year	$11.55	$14.15	$20.47	$20.65	$18.03

Total Investment Return Based on(b):
Market value	(17.08% )	1.00%	1.04%	16.56%	(2.76% )
Net asset value	(14.15% )	1.03%	0.77%	16.67%	(1.24% )

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$129,101	$153,216	$187,147	$189,240	$165,075
Average net assets applicable to common shareholders (000 omitted)	$140,522	$151,939	$190,084	$175,613	$169,025
Net operating expenses, net of fee waivers	1.52%	1.61%	1.47%	1.43%	1.50%
Net operating expenses, excluding fee waivers	1.57%	1.66%	1.52%	1.48%	1.55%
Net investment income	0.79%	1.12%	0.99%	1.97%	2.00%
Portfolio turnover	9.08%	9.88%	99.18%	5.14%	49.48%

(a) Based on average shares outstanding.

(b) Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	15

Notes to Financial Statements

October 31, 2015

1. Organization

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) was incorporated in Maryland on October 12, 1993, and is registered under the Investment Company Act of 1940, as amended, as a closed-end nondiversified management investment company. The Fund trades on the NYSE MKT under the ticker symbol “ABE”.

The Fund’s investment objective is to seek long-term capital appreciation.

As a fundamental policy, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities of emerging market smaller company issuers. An emerging market country is any country determined by Aberdeen Asset Managers Limited, the Fund’s investment adviser (“AAML” or the “Adviser”), to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries for purposes of this policy can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Smaller companies for the purposes of this policy can be companies that, at the time of purchase, have a market capitalization of less than $5 billion.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The Fund also invests in private equity private placement securities, which represented 1.6% of the net assets of the Fund as of October 31, 2015. The private equity private placement securities are deemed to be restricted securities. In the absence of readily ascertainable market values, these securities are valued at fair value as determined in good

16	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

faith by, or under the direction of the Board, pursuant to valuation policies and procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are categorized as Level 3 investments. Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Automobiles	$1,046,137	$–	$–	$1,046,137
Banks	912,000	11,886,336	–	12,798,336
Beverages	1,322,400	4,130,627	–	5,453,027
Chemicals	1,431,144	6,114,062	–	7,545,206
Commercial Services & Supplies	1,213,273	–	–	1,213,273
Construction & Engineering	802,905	–	–	802,905
Food & Staples Retailing	706,717	8,202,673	–	8,909,390
Food Products	6,400,574	–	–	6,400,574
Health Care Providers & Services	1,785,627	1,831,667	–	3,617,294
Hotels, Restaurants & Leisure	2,121,498	4,451,304	–	6,572,802
Industrial Conglomerates	31,717	2,071,010	–	2,102,727
Information Technology Services	6,652,300	–	–	6,652,300
Insurance	928,677	1,262,244	–	2,190,921
Pharmaceuticals	1,932,749	1,992,864	–	3,925,613

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	17

Notes to Financial Statements (continued)

October 31, 2015

Investments, at Value	Level 1	Level 2	Level 3	Total
Real Estate Management & Development	$7,673,575	$2,904,710	$–	$10,578,285
Road & Rail	1,641,286	2,208,809	–	3,850,095
Software	1,568,264	–	–	1,568,264
Textiles, Apparel & Luxury Goods	2,240,260	1,055,147	–	3,295,407
Transportation Infrastructure	6,408,628	1,104,397	–	7,513,025
Other	–	28,897,038	–	28,897,038
Private Equity	–	–	2,077,668	2,077,668
Short-Term Investment	–	1,907,000	–	1,907,000
Total	$46,819,731	$80,019,888	$2,077,668	$128,917,287

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. For the fiscal year ended October 31, 2015, the securities issued by Aeon Co. (M) Bhd, Bank Permata Tbk PT, BRD-Groupe Societe Generale, Clicks Group Ltd., East African Breweries Ltd., Godrej Consumer Products Ltd., JSE Ltd. and Ramco Cements Ltd. (The) in the amounts of $2,464,007, $1,228,430, $3,032,047, $2,566,710, $2,028,629, $3,940,540, $1,936,867 and $2,476,446, respectively, transferred from Level 1 to Level 2 because there was a valuation factor applied at October 31, 2015. The securities issued by Guinness Nigeria PLC, MphasiS Ltd., O’Key Group SA, GDR and United

Plantations Bhd in the amounts of $1,322,400, $1,898,223, $706,717 and $1,480,447, respectively, transferred from Level 2 to Level 1 because there was not a valuation factor applied at October 31, 2015.

The significant unobservable inputs used in the fair value measurement of the Fund’s private equity holdings are audited financial statements, interim financial statements, capital calls, distributions, and Aberdeen Pricing Committee decisions. These unobservable inputs are used by taking the most recent quarterly valuation statements and adjusting the value using the unobservable inputs mentioned above. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

	Fair Value at 10/31/15	Valuation Technique	Unobservable Inputs	Range
Private Equity	$2,077,668	Partner Capital Value/Net Asset Value	Capital Calls & Distributions	$172,850-$0

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 10/31/14	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Contributed	Distributions/ Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of 10/31/15
Private Equity	$2,735,971	$–	$(692,704)	$399,894	$–	$(365,493)	$–	$–	$2,077,668
Total	$2,735,971	$–	$(692,704)	$399,894	$–	$(365,493)	$–	$–	$2,077,668

Amounts listed as “–” are $0 or round to $0.

Change in unrealized appreciation/(depreciation) relating to investments still held at October 31, 2015 is $(416,170).

18	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the repurchase agreement, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreements, see the Portfolio of Investments. The Fund held a repurchase agreement of $1,907,000 as of October 31, 2015. The value of the related collateral exceeded the value of the repurchase agreement at October 31, 2015.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)      market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)   purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	19

Notes to Financial Statements (continued)

October 31, 2015

f. Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, investments in passive foreign investment companies and partnerships.

g. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

h. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

i. Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

AAML serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen

Asset Management PLC. AAML receives, as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. AAML has agreed to contractually waive 0.05% of its annual advisory fee waiver agreement (“Waiver Agreement”). The Waiver Agreement is subject to approval by the Adviser and the Fund’s Board. For the fiscal year ended October 31, 2015, AAML earned $1,524,530 for advisory services, of which AAML waived $62,201.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee payable quarterly by the Fund, at an annual fee rate of 0.08% of the Fund’s average monthly Managed Assets. For the fiscal year ended October 31, 2015, AAMI earned $112,417 from the Fund for administration services.

c. Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI, an affiliate of AAML, serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

Effective January 1, 2015, investor relations services fees are capped at an annual rate of 0.05% of the Fund’s average net assets. For the fiscal year ended October 31, 2015, the Fund incurred fees of approximately $65,806. For the fiscal year ended October 31, 2015, AAMI did not waive any investor relation fees because the Fund did not reach the capped amount. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

20	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

d. Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, up to 100% of the annual retainer can be invested in shares of the Fund. During the fiscal year ended October 31, 2015, 4,302 shares were purchased pursuant to the Directors’ compensation plan. As of October 31, 2015, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2015, were $12,570,410 and $14,636,451, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value common stock. As of October 31, 2015, there were 9,734,762 shares of common stock issued and outstanding.

On December 6, 2013, the Board of Directors declared the payment of an elective cash distribution in the amount of $6.02616 per share of common stock to be paid, on January 31, 2014, to shareholders of record at the close of business on December 20, 2013. The distribution was payable in shares of the Fund’s common stock. However, shareholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all shareholders was limited to 60% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the cash distribution was pro-rated among all stockholders who made such requests. Shareholders who requested cash distributions received $4.37 per share of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $13.09 per share, which equalled the average closing price of the Fund’s common shares on the NYSE MKT on January 23, 2014 and the two preceding trading days. Following the close of the elective stock distribution, the Fund issued 1,518,067 shares. Following the closing of the elective cash distribution, the Fund’s number of shares was 9,764,732.

6. Private Equity Investments

Certain of the Fund’s investments, listed in the chart below, are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security(1)	Acquisition Date(s)	Cost	Fair Value At 10/31/15	Percent of Net Assets	Cumulative Distributions Received	Open Commitments(3)

BPA Israel Ventures, LLC	10/05/00 – 12/09/05	$929,799	$225,383	0.18	$327,976	$625,413
Concord Fund I Liquidating Main Trust	12/08/97 – 09/29/00	1,198,522	78,020	0.06	1,386,405	–
Emerging Markets Ventures I, L.P.	01/22/98 – 01/10/06	2,474,673	184,193	0.14	7,552,733	851,171
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	1,717,032	168,575	0.13	885,262	–
Neurone Ventures II, L.P.	11/24/00 – 12/21/10	121,786	426,430	0.33	533,564	–
Technology Crossover Ventures IV, L.P.	03/08/00 – 09/27/10	359,691	1,971	0.00	3,045,426	48,000
Telesoft Partners II QP, L.P.	07/14/00 – 03/01/10	1,112,731	993,096	0.77	1,282,411	–
Vidyo, Inc. Trust A (Preferred)(2)	10/24/12	29,796	–	0.00	–	–
Vidyo, Inc. Trust B (Preferred)(2)	10/24/12	14,207	–	0.00	–	–
Vidyo, Inc. Trust B1 (Preferred)(2)	10/24/12	12,092	–	0.00	–	–
Vidyo, Inc. Trust C (Preferred)(2)	10/24/12	6,279	–	0.00	–	–
Vidyo, Inc. Trust C1 (Preferred)(2)	10/24/12	3,796	–	0.00	–	–
Vidyo, Inc. Trust Common(2)	10/24/12	1,648	–	0.00	–	–
Vidyo, Inc. Trust D (Preferred)(2)	10/24/12	2,482	–	0.00	–	–
Vidyo, Inc. Trust Warrants(2)	10/24/12	1,251	–	0.00	–	–
Total		$7,985,785	$2,077,668	1.61	$15,013,777	$1,524,584

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	21

Notes to Financial Statements (continued)

October 31, 2015

Amounts listed as “–” are $0 or round to $0.

(1)         Neurone Ventures II, L.P., Telesoft Partners II QP, L.P. and Vidyo, Inc. Trust are still considered active investments by the Adviser. BPA Israel Ventures, LLC, Concord Fund I Liquidating Main Trust, Giza GE Venture Fund III, L.P., Emerging Markets Ventures I, L.P. and Technology Crossover Ventures IV, L.P. are in liquidation.

(2)       Vidyo, Inc. Trust was a spinoff from SVE Star Ventures IX. SVE Star Ventures IX reached the end of its term in 2012 and accordingly, its entire portfolio was sold in a secondary transaction which closed on December 24, 2012. During the secondary transaction, the Fund’s pro rata holdings in Vidyo (and its affiliate Delta Vidyo) were excluded from the transaction, placed in trust and considered as a distribution-in-kind.

(3)         The open commitments are unlikely to be called.

The Fund may incur certain costs in connection with the disposition of the above securities.

7. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the fiscal year ended October 31, 2015, the Fund repurchased 29,970 shares through this program.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

b. Risks Associated with Emerging Markets:

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

c. Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

d. Risks Associated with Focus on Emerging Markets Smaller Companies:

The Fund focuses its investments in the equity securities of emerging markets smaller companies issuers. Securities of companies in emerging market countries are generally more volatile, harder to price and less liquid than U.S. securities, due to less stable governments, more volatile currencies and less established markets. Additionally, securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. These risks will have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not focus its investments in these types of securities.

22	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2015

e. Sector Risk:

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2015 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$162,263,660	$15,976,686	$(49,323,059)	$(33,346,373)

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 was as follows:

	October 31, 2015	October 31, 2014
Distributions paid from:
Ordinary Income	$2,029,014	$2,854,581
Net long-term capital gains	–	46,909,496
Total tax character of distributions	$2,029,014	$49,764,077

As of October 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$1,015,415
Undistributed long-term capital gains – net	–
Total undistributed earnings	$1,015,415
Capital loss carryforward	(2,568,181)	*
Other currency gains	–
Other temporary differences	–
Unrealized appreciation/(depreciation)	(33,372,017)	**
Total accumulated earnings/(losses) – net	$(34,924,783)

*                 During the fiscal year ended October 31, 2015 the Fund generated a capital loss carryforward of $2,568,181, which consisted of $2,382,856 of short-term post RIC-Mod losses and $185,325 long-term post RIC-Mod losses with no expiration date. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

**            The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to timing differences due to wash sales, partnerships and investments in passive foreign investment companies.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	23

Notes to Financial Statements (concluded)

October 31, 2015

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to partnerships, investments in passive foreign investment companies, and foreign currency losses. These reclassifications have no effect on net assets or net asset values per share.

Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
$(226,880)	$226,880

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of October 31, 2015, other than those listed below.

24	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and venture capital issuers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 23, 2015

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	25

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Fund during the fiscal year ended October 31, 2015:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
1/12/15	0.207790	0.000000	0.000000	0.207790	0.03195	0.23974	0.207790	0.201208

(1)       The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)       The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

26	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1941	Chairman of the Board of Directors, Nominating Committee Chairman and Audit and Valuation Committee Member	Since 1996; Chairman since 2005; current term ends at the 2016 annual meeting	Mr. Arzac is currently a Professor Emeritus of Finance and Economics of Columbia University since 2015. Previously, he was a Professor of Finance and Economics at the Graduate School of Business at Columbia University (education) from 1971 to 2015.	5

Director of Adams Diversified Equity Fund since 1983; Director of Adams Natural Resources Fund since 1987; Director of Mirae Asset Funds (6) since 2010; Director of Credit Suisse Funds (9) since 1990; Director of Credit Suisse High Yield Bond Fund, Inc. since 2001; Director of Credit Suisse Asset Management Income Fund, Inc. since 1990.

James Cattano 1366 Wood Duck Trail Naples, FL 34108 Year of Birth: 1943	Director, Audit and Valuation Committee Chairman and Nominating and Cost Review Committee Member	Since 1993; current term ends at the 2016 annual meeting	Mr. Cattano has been the President of Costal Trade Corporation (international commodity trade) since October 2011. Previously, he was the President of Primary Resources Inc. (agricultural and raw materials) from 1996 to 2011.	5	Director of Credit Suisse Asset Management Income Fund, Inc. since 2006 and Director of Credit Suisse High Yield Bond Fund since 2006.

Steven Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1948	Director, Audit and Valuation, Nominating , and Cost Review Committee Member	Since 2006; current term ends at the 2018 annual meeting	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	5

Director of iCAD, Inc. since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse High Yield Bond Fund, Inc. since 2005; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005.

Martin Torino c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1949	Director, Audit and Valuation, Nominating, and Cost Review Committee Member	Since 1993; current term ends at the 2017 annual meeting	Mr. Torino has been President of TA USA (agricultural sector) since May 1991 and the President of Rio Calchaqui SA (food and beverages) since June 2007. Previously he was the President of Expreso Morell SA (transportation and logistics) from 2009 to 2012.	3	Director of San Lucas S.A.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	27

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Interested Directors

Alexander Zagoreos 210 Jermain Hill Lane Eagle Bridge, NY 12057 Year of Birth: 1937	Director	Since 2011; current term ends at the 2018 annual meeting	Mr. Zagoreos has been Senior Advisor to Lazard Asset Management (asset management) since 2007. Previously, he was a Partner and Managing Director of Lazard Asset Management (asset management) from 1977 to 2006.	1	Director, Alpha Andromeda Fund since 2008; Chairman, Utilico Emerging Markets Trust since 2006; Director of The Taiwan Opportunities Fund since 2006.

*                 Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund Inc., Aberdeen Investment Funds and Aberdeen Funds have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Adviser, and may thus be deemed to be part of the same “Fund Complex.”

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1973	President	Since 2009

Currently, Group Head of Product Opportunities of Aberdeen Asset Investment Services Limited. Previously, Mr. Pittard was Director and Vice President (2006- 2008), Chief Executive Officer 2005 to 2006 and employee (since 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005).

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since 2011

Currently, Director, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform.

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer	Since 2009	Currently, Head of Fund Administration – US for and Vice President of Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since 2009	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005.

28	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009

Currently, Head of Product – US, overseeing Product Management, Product Development and Investor Services for Aberdeen Asset Management Inc.’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Bev Hendry* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2014

Currently Co-Head of Americas and Chief Financial Officer of AAMI. Mr. Hendry first Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr Hendry left Aberdeen in 2008 when the company moved to its headquarters in Philadelphia. Mr Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked as Chief Operating Officer for 6 years.

Joanne Irvine* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Vice President	Since 2009

Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team for the Advsier in London, England since 1997. Ms. Irvine joined Aberdeen Asset Management in 1996 in a group development role.

Devan Kaloo* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Vice President	Since 2009

Currently, Head of Global Emerging Markets for Aberdeen Asset Management since 2005. Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2009	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. since 2006.

Nick Robinson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2011	Currently, Director and Head of Brazilian Equities, of Aberdeen Asset Management’s operations in São Paulo, Brazil since 2009.

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2009	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. since 2013. Ms. Sitar joined Aberdeen Asset Management Inc. in 2007 as U.S. Counsel.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	29

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Hugh Young** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1958	Vice President	Since 2009

Currently a member of the Executive Management Committee of Aberdeen Asset Management PLC and Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”) since 1991. Mr. Young is a Director of AAMAL since 2000 also he as a Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to 2005.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2011	Currently, Senior Fund Administration Manager for Aberdeen Asset Management Inc. since 2013. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Heather Hasson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. since 2009. Ms. Hasson joined Aberdeen Asset Management Inc. as a Fund Administrator in 2006.

Sofia Rosala* c/o Aberdeen Asset Management Inc. Attn: U.S. Legal 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Deputy Chief Compliance Officer	Since 2014

Currently, Vice President and Deputy Head of Compliance and Adviser Chief Compliance Officer for Aberdeen Asset Management Inc. since 2012. Prior to joining Aberdeen Asset Management Inc., Ms. Rosala was Counsel for Vertex, Inc. from 2011 to 2012. She was also an Associate attorney with Morgan, Lewis and Bockius from 2008 to 2011.

*                 As of October 2015, Messrs. Pittard, Cotton, Goodson, Hendry, Kaloo, and Robinson and Mses. Nichols, Irvine, Melia, Kennedy, Sitar, Ferrari, Rosala and Hasson hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund Inc., Aberdeen Japan Equity Fund, Inc., The India Fund Inc., The Asia-Tigers Fund Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds and the Aberdeen Funds, each of which may also be deemed to be a part of the same “Fund Complex.”

**            Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc.; which both have a common investment manager and/or Adviser with the Fund, or an investment adviser that is affiliated with the investment manager and Investment Adviser of the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

30	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Steven N. Rappaport

Martin M. Torino

Alexander Zagoreos

Officers

Christian Pittard, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Sofia Rosala, Vice President and Deputy Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Alan Goodson, Vice President

Bev Hendry, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Iron Street, 5th Floor
Boston, MA 02210

Shareholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

1-800-522-5465
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “ABE”. Information about the Fund’s net asset value and market price is available at www.aberdeenabe.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

ABE-Annual

Item 2 - Code of Ethics.

(a)               As of October 31, 2015, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c)                During the period covered by this report, the Codes of Ethics was revised in order to amend the definition of “employee” to extend Sarbanes-Oxley whistleblower protection to employees of private contractors that provide service to the Fund in accordance with the Supreme Court decision in Lawson v. FMR LLC, 134 S. Ct. 1158 (2014).

(d)               During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(f)                 A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 - Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Enrique R. Arzac and Steven N. Rappaport, both members of the Registrant’s Audit and Valuation Committee, possess the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to both qualify as an “audit committee financial expert,” and has designated Mr. Arzac and Mr. Rappaport as the Audit and Valuation Committee’s financial experts. Mr. Arzac and Mr. Rappaport are both “independent” Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

(a) – (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit Related Fees	(c) 2 Tax Fees	(d) All Other Fees
October 31, 2015	$45,000	$0	$11,460	$0
October 31, 2014	$43,900	$5,000[1]	$9,870	$0

(1) Services include procedures over the conversion of fund accounting books/records and semi annual review procedures in connection with the Registrant’s semi-annual financial statements

(2) Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e) Below are the Registrant’s Pre-Approval Policies and Procedures

(1)         The  Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Fund and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(2)         None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP (“PwC”) for non-audit services rendered to the Registrant and its investment adviser, Aberdeen Asset Managers Limited, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended October 31, 2015 was $2,731,778.  The aggregate fees billed by PwC for non-audit services rendered to the Registrant, Aberdeen Asset Managers Limited and any Covered Service Providers for the fiscal year ended October 31, 2014 was $2,300,584.

(h)  The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 - Audit Committee of Listed Registrants.

(a)      The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2015, the Audit and Valuation Committee members were:

Enrique R. Arzac

James Cattano

Steven N. Rappaport

Martin M. Torino

(b)      Not applicable

Item 6 - Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Adviser are included as Exhibit (d).

Item 8 -  Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) The information in the table below is as of January 7, 2016.

Individual & Position	Services Rendered	Past Business Experience
Devan Kaloo Head of Global Emerging Markets	Responsible for global emerging market equity portfolio management

Currently Head of Global Emerging Markets Equities, responsible for the London and Sao Paulo based Global Emerging Markets Equity team, which manages EMEA and Latin America equities, and has oversight of Global Emerging Markets input from the Asia team based in Singapore, with whom he works closely. Prior to that he joined Aberdeen’s Singapore based Asian equities team in 2000.

Joanne Irvine Head of Emerging Markets ex Asia	Responsible for global emerging market equity portfolio management

Currently Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity team in London. She joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity team in 1997.

Osamu Yamagata	Responsible for global emerging	Currently Investment Manager on the

Investment Manager	market equity portfolio management	Global Emerging Markets Equity Team. Joined Aberdeen in 2007.
Stephen Parr Senior Investment Manager	Responsible for global emerging market equity portfolio management

Currently a Senior Investment Manager on the Global Emerging Markets Equity team. He joined Aberdeen in July 2009 following the acquisition of certain asset management businesses from Credit Suisse Asset Management. Previously he worked for Energis Communications as Head of Strategy.

Mark Gordon-James Senior Investment Manager	Responsible for global emerging market equity portfolio management	Currently a Senior Investment Manager on the Global Emerging Markets Equity team. He joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team.

(a)(2)  The information in the table below is as of October 31, 2015.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Devan Kaloo	Registered Investment Companies	11	$8,509.40	0	$0
	Pooled Investment Vehicles	25	$16,836.80	0	$0
	Other Accounts	61	$16,031.72	5	$1,214.70
Joanna Irvine	Registered Investment Companies	11	$8,509.40	0	$0
	Pooled Investment Vehicles	25	$16,836.80	0	$0
	Other Accounts	61	$16,031.72	5	$1,214.70

Osamu Yamagata	Registered Investment Companies	11	$8,509.40	0	$0
	Pooled Investment Vehicles	25	$16,836.80	0	$0
	Other Accounts	61	$16,031.72	5	$1,214.70

Stephen Parr	Registered Investment Companies	11	$8,509.40	0	$0
	Pooled Investment Vehicles	25	$16,836.80	0	$0
	Other Accounts	61	$16,031.72	5	$1,214.70

Mark Gordon- James	Registered Investment Companies	11	$8,509.40	0	$0
	Pooled Investment Vehicles	25	$16,836.80	0	$0
	Other Accounts	61	$16,031.72	5	$1,214.70

Total assets are as of October 31, 2015 and have been translated to U.S. dollars at a rate of £1.00 = $1.54.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2015
Devan Kaloo	0
Joanna Irvine	0
Osamu Yamagata	0
Stephen Parr	0
Mark Gordon-James	$100,001-$500,000

(b) Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
November 1, 2014 through November 30, 2014	None	None	None	824,667
December 1, 2014 through December 31, 2014	None	None	None	824,667
January 1, 2015 through January 31, 2015	None	None	None	824,667
February 1, 2015 through February 28, 2015	None	None	None	824,667
March 1, 2015 through March 31, 2015	None	None	None	824,667
April 1, 2015 through April 30, 2015	None	None	None	824,667
May 1, 2015 through May 31, 2015	6,171	$13.28	6,171	818,496
June 1, 2015 through June 30, 2015	4,935	$12.81	4,935	813,561
July 1, 2015 through July 31, 2015	5,000	$12.48	5,000	808,561
August 1, 2015 through August 31, 2015	6,464	$11.78	6,464	802,097
September 1, 2015 through September 30, 2015	6,400	$11.04	6,400	795,697

October 1, 2015 through October 31, 2015	1,000	$11.46	1,000	794,697
Total	29,970	$12.21	29,970	--

1 The Fund’s open market repurchase program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2015, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(c)	Proxy Voting Policy of Registrant.

(d)	Proxy Voting Policies and Procedures of Investment Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: January 7, 2016

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: January 7, 2016